                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                                                         ANNEX I

                        Harrah's Operating Company, Inc.

                           Guaranteed Debt Securities
                       Payment of Principal, Interest and
                         Premium, if any, Guaranteed by
                          Harrah's Entertainment, Inc.



                      PURCHASE AGREEMENT GENERAL PROVISIONS

                                  June 7, 2001

                  The provisions set forth herein are incorporated by reference in a Purchase Agreement of even date herewith (such agreement, including the provisions hereof as incorporated therein, the "Purchase Agreement"). The Purchase Agreement is sometimes referred to herein as "this Agreement." Terms defined in the Purchase Agreement are used herein as therein defined.

                  1. REPRESENTATIONS AND WARRANTIES. The Company and the Guarantor, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers that:

                  (a) The Offering Memorandum does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Offering Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein;

                  (b) Each of the Company and the Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

                  (c) Each subsidiary of the Company and the Guarantor, respectively, has been duly organized, is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company and the Guarantor, respectively, have been duly and validly authorized and issued, are fully paid and non-assessable. Except as set forth in or as incorporated by reference in the Offering Memorandum, all of the shares of capital stock or other equity or partnership interests of each subsidiary of the Company or the Guarantor which would be considered a "significant subsidiary" for purposes of Rule 1-02 under Regulation S-X pursuant to the Act (the "Significant Subsidiaries") are owned directly or indirectly by the Company or the Guarantor, respectively. Except as set forth in or as incorporated by reference in the Offering Memorandum, all of the shares of capital stock or other equity or partnership interests of subsidiaries of the Company or the Guarantor held by the Company or the Guarantor are held free and clear of all liens, encumbrances, equities or claims except such liens, encumbrances, equities or claims imposed by Gaming Laws, the terms of any partnership agreement pertaining to any partnership that is a subsidiary of the Company or which would not would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

                  (d) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor;

                  (e) The Indenture has been, or will be by the Closing Date, duly authorized, executed and delivered by each of the Company and the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, is, or will be by the Closing Date, a valid and binding agreement of each of the Company and the Guarantor, respectively, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

                  (f) The Registration Rights Agreement has been, or will be by the Closing Date, duly authorized, executed and delivered by each of the Company and the Guarantor and, assuming due authorization, execution and delivery thereof by the Representatives, is, or will be by the Closing Date, a valid and binding agreement of each of the Company and the Guarantor, respectively, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

                  (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, (assuming due authorization, execution and delivery thereof by the Trustee) will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company and the Guarantor, respectively, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

                  (h) The execution and delivery by each of the Company and the Guarantor of, and the performance by each of the Company and the Guarantor of its respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the Guarantor, respectively, or any agreement or other instrument binding upon the Company or any of its subsidiaries, or the Guarantor or any of its subsidiaries, respectively, that is material to the Company or the Guarantor and their respective subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Guarantor and any of their respective subsidiaries, and no consent, approval, authorization, filing with or order of, or qualification with, any governmental body or agency is required in connection with, and prior to the consummation of, the transactions contemplated in, or for the performance by the Company or the Guarantor of its respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities, except such as will be obtained under the Act, the Exchange Act, and the Trust Indenture Act, or as may be required by the securities or Blue Sky laws of the various states and securities laws of any jurisdiction outside the United States in connection with the offer and sale of the Securities or as may be required pursuant to Gaming Laws;

                  (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company or the Guarantor and their respective subsidiaries, taken as a whole, from that set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the Execution Time);

                  (j) To the knowledge of the Company, there are no known legal or governmental proceedings pending or threatened to which the Company or the Guarantor and any of their respective subsidiaries is a party or to which any of the properties of the Company or the Guarantor or any of their respective subsidiaries is subject that are not adequately disclosed in the Offering Memorandum and which would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole. Neither the Company nor the Guarantor has any reason to believe that any governmental agency with authority pursuant to any Gaming Law is investigating the Company, the Guarantor or any of their respective subsidiaries in any non-routine matter, the results of which would materially affect the operations of the Company and the subsidiaries of the Company. Due to the highly regulated nature of the business of the Company and the subsidiaries of the Company, there are ongoing investigations by various governmental agencies with authority pursuant to the various Gaming Laws;

                  (k) Neither the Company nor the Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, neither will be, an "investment company" or an entity "controlled by an investment company" as such terms are defined in the Investment Company Act;

                  (l) The Company and the Guarantor and their respective subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

                  (m) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

                  (n) Except as disclosed in the Offering Memorandum, each of the Company and the Guarantor and their respective subsidiaries has sufficient trademarks, trade names, patent rights, copyrights, or licenses to conduct their businesses as now conducted in all material respects;

                  (o) Except as disclosed in or specifically contemplated by the Offering Memorandum, each of the Company and the Guarantor and their respective subsidiaries has sufficient licenses, approvals and authorizations required pursuant to Gaming Laws to conduct their current businesses except such licenses, approvals and authorizations required pursuant to Gaming Laws the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

                  (p) Each of the Company's and Guarantor's and their respective subsidiaries' controlling persons, key employees, and, to the Company's or the Guarantor's knowledge, stockholders, have all necessary permits, licenses and other authorizations required by Gaming Laws for the Company, the Guarantor and their respective subsidiaries to conduct their businesses as now conducted in all material respects; and neither the Company nor the Guarantor has any knowledge that any of their respective stockholders is unsuitable or may be deemed unsuitable by any authorities pursuant to Gaming Laws;

                  (q) No labor dispute with the employees of the Company or the Guarantor or any of their respective subsidiaries exists, or to the knowledge of the Company or the Guarantor, respectively, is imminent which would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

                  (r) Neither the Company, nor the Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act;

                  (s) Neither the Company, nor the Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States;

                  (t) Assuming the accuracy of the representations and warranties and compliance with the agreements of the Initial Purchasers made pursuant to Section 3 and each "accredited investor" made pursuant to the letter required by Section 3(a)(ii) and except as described in the Offering Memorandum under "Description of Notes -- Registration Rights," it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act;

                  (u) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act;

                  (v) Neither the Company, nor the Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S;

                  The Company and Guarantor are subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act; and

                  Neither the Company nor the Guarantor has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company or Guarantor (except as contemplated by this Agreement).

                  2. PAYMENT AND DELIVERY. Except as otherwise provided in this
Section 2, payment for the Securities shall be made to the Company in federal or other funds immediately available at the time and place set forth in the Purchase Agreement, upon delivery to the Representatives for the respective accounts of the several Initial Purchasers of the Securities registered in such names and in such denominations as the Representatives shall request in writing not less than one full Business Day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid by the

Company. Delivery of the Securities shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.

                  3. OFFERING BY INITIAL PURCHASERS. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company and the Guarantor that:

                  (a) It has not offered or sold, and, until the Securities are registered under the Act as described in the Offering Memorandum under the caption "Description of Notes -- Registration Rights," will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) to other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) who provide to it and to the Company a letter in the form of Exhibit A hereto; or
         (iii) in accordance with the restrictions set forth in Exhibit B hereto.

                  (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

                  4. CONDITIONS TO THE INITIAL PURCHASERS' OBLIGATIONS. The several obligations of the Initial Purchasers are subject to the performance by the Company and Guarantor of their obligations hereunder and to the following conditions:

                  (a) Subsequent to the execution and delivery of the Purchase Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or the Guarantor's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company or the Guarantor and their respective subsidiaries, taken as a whole, from that set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the Execution Time) that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

                  (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each of the Company and the Guarantor, to the effect set forth in Section 4(a)(i) above and to the effect that the representations and warranties of the Company and the Guarantor, respectively, contained in this Agreement are true and correct as of the Closing Date and that the Company and the Guarantor, respectively, have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Initial Purchasers shall have received on the Closing Date an opinion of Stephen H. Brammell, Senior Vice President and General Counsel of the Company and the Guarantor, dated the Closing Date, to the effect that:

                           (i) each of the Company, the Guarantor and the
                  Significant Subsidiaries has been duly organized, is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole;

                           (ii) after inquiry of the members of the legal
                  departments of the Company and Guarantor, to the best of such counsel's knowledge, (A) there are no legal or governmental proceedings pending or threatened to which the Company or the Guarantor and any of their respective subsidiaries is a party or to which any of the properties of the Company or the Guarantor or any of their respective subsidiaries is subject that are not adequately disclosed in the Offering Memorandum and which would, individually or in the aggregate, have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole, (B) there are no material statutes, regulations, contracts or other documents that are not adequately disclosed in the Offering Memorandum, and (C) there is no non-routine investigation of the Company, the Guarantor or any of their respective subsidiaries, by any governmental agency with authority pursuant to any Gaming Law, the results of which would have a material adverse effect on the Company, the Guarantor or any of their respective subsidiaries;

                           (iii) Each of the Company's, the Guarantor's and
                  their respective subsidiaries' controlling persons, key employees, and, to the best of such counsel's knowledge, their stockholders, have all necessary permits, licenses and other authorizations required by Gaming Laws for the Company, the Guarantor and their respective subsidiaries to conduct their businesses as now conducted except such licenses, approvals and authorizations required pursuant to Gaming Laws the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Company or the Guarantor and their respective subsidiaries, taken as a whole; and to the best of such counsel's knowledge none of the respective stockholders of the Company or the Guarantor is unsuitable or may be deemed unsuitable by any authorities pursuant to Gaming Laws;

                           (iv) the statements (A) in the Offering Memorandum
                  under the captions "Regulation and Licensing," and "Legal Matters," (B) in "Items 1 and 2-Business and Properties--Governmental Regulation" and "Item 3 - Legal Proceedings" of the Company's annual report on Form 10-K in respect of the year ended December 31, 2000, which is incorporated by reference in the Offering Memorandum, and (C) in Item 2-Management's Discussion and Analysis of Financial Condition and Results of Operations- Debt and Liquidity" of the Company's quarterly report on Form 10-Q in respect of the quarter ended March 31, 2001, which is incorporated by reference in the Offering Memorandum, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (v) no consent, approval, authorization of, or
                  qualification with any authority pursuant to Gaming Laws is required with respect to the issuance of the Securities or the transactions contemplated by this Agreement and the Indenture prior to such issuance of the Securities or the transactions contemplated by this Agreement, except as has already been obtained; and

                           (vi) the execution and delivery by each of the
                  Company and the Guarantor of, the transactions contemplated in, and the performance by the Company and the Guarantor of its respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or the Guarantor and any of their respective subsidiaries that is material to the Company or the Guarantor and their respective subsidiaries, taken as a whole, or, except for any approvals required from the Indiana Gaming Commission for the Company to perform its obligations under the Registration Rights Agreement, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Guarantor or any of their respective subsidiaries, including without limitation, pursuant to any Gaming Laws.

                  (d) The Initial Purchasers shall have received on the Closing Date an opinion of Latham & Watkins, outside counsel for the Company and the Guarantor, dated the Closing Date, to the effect that:

                           (i) this Agreement has been duly authorized, executed
                  and delivered by each of the Company and the Guarantor;

                           (ii) the Indenture has been duly authorized, executed
                  and delivered by each of the Company and the Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, is the legally valid and binding agreement of each of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

                           (iii) the Registration Rights Agreement has been duly
                  authorized, executed and delivered by each of the Company and the Guarantor;

                           (iv) the Securities have been duly authorized and,
                  when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, assuming due authorization, execution and delivery thereof by the Trustee, will be entitled to the benefits of the Indenture, will conform in all material respects as to legal matters to the descriptions thereof contained in the Offering Memorandum under the heading "Description of Notes" and will be legally valid and binding obligations of the Company and the Guarantor, respectively, enforceable against the Company and the Guarantor in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

                           (v) the execution and delivery of this Agreement, the
                  Indenture, the Registration Rights Agreement and the Securities by each of the Company and the Guarantor, the transactions contemplated in, and the performance by each of the Company and the Guarantor on or prior to the date hereof of its respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities, will not violate the certificate of incorporation or by-laws of each of the Company or the Guarantor, respectively, the Delaware General Corporation law, or any provision of any applicable federal or New York statute, rule or regulation (other than federal securities laws, which are specifically addressed elsewhere herein, or state securities laws or Gaming Laws), and no consent, approval, authorization or order of, or filing with, any federal or New York or Delaware court or governmental agency or body is required for the transactions contemplated in, or the performance by each of the Company and the Guarantor on or prior to the date hereof of its obligations under, this Agreement, the Indenture and the Securities, except such as may be required under the state securities laws or Blue Sky laws in connection with the offer and sale of the Securities or as may be required by Gaming Laws;

                           (vi) the statements under the heading "Description of
                  Notes" in the Offering Memorandum, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (vii) assuming the accuracy of the representations
                  and warranties and compliance with the agreements contained herein, the Securities are not required to be registered under the Act and the Indenture is not required to be qualified under the Trust Indenture Act for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement;

                           (viii) neither the Company nor the Guarantor is, and
                  after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, neither will be, an "investment company" as defined in the Investment Company Act without taking account of any exemption arising out of the number of holders of the Company's securities; and

                           (ix) Such counsel shall also state that, in addition,
                  no facts have come to such counsel's attention that cause such counsel to believe that the Offering Memorandum, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no belief with respect to the financial statements and schedules or other financial data included or incorporated by reference in, or omitted from, the Offering Memorandum.

                  With respect to the last paragraph of this Section 4(d), Latham & Watkins may state that its opinion and belief are based upon its participation in the preparation of the Offering Memorandum and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification (except to the extent set forth in Section 4(d)(vi)).

                  The opinion of Latham & Watkins described in this Section 4(d) shall be rendered to the Initial Purchasers at the request of the Company and the Guarantor and shall so state therein.

                  (e) The Initial Purchasers shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Offering Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) At the Closing Date, Arthur Andersen & Co. shall have furnished to the Initial Purchasers a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Initial Purchasers, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated in the Offering Memorandum (as amended or supplemented at the date of the letter) and reported on by them comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company, the Guarantor and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, human resources and audit committees of the Company, the Guarantor and its subsidiaries; and inquiries of certain officials of the Company and of the Guarantor who have responsibility for financial and accounting matters of the Company, the Guarantor and its subsidiaries as to transactions and events subsequent to March 31, 2001, nothing came to their attention which caused them to believe that: with respect to the period subsequent to March 31, 2001, there were any changes, at a specified date not more than five Business Days prior to the date of the letter, in the consolidated long-term debt of the Guarantor or capital stock of the Guarantor or decreases in the stockholders' equity of the Guarantor as compared with the amounts shown on the March 31, 2001 consolidated balance sheet included or incorporated in the Offering Memorandum (as amended or supplemented at the date of the letter), or for the period from March 31, 2001 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated total revenues or operating income or income before income taxes or the total or per share amounts of consolidated net income of the Guarantor and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchasers.

                           (iii) the statements and information contained in the
                  letter or letters are of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in or incorporated by reference into the Offering Memorandum.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Offering Memorandum, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 4 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Guarantor and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Offering Memorandum.

                  (h) As of the Closing Date the Securities shall be rated not lower than BBB- by Standard & Poor's Corporation and Baa3 by Moody's Investors Service, Inc.

                  (i) The Securities shall be eligible for clearance and settlement through The Depositary Trust Company.

                  (j) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Representatives may reasonably request.

                  5. COVENANTS OF THE COMPANY AND THE GUARANTOR. In further consideration of the agreements of the Initial Purchasers herein contained, each of the Company and the Guarantor covenants with each Initial Purchaser as follows that:

                  (a) The Company and the Guarantor shall furnish the Representatives, without charge, prior to 10:00 a.m. New York City time on the Business Day next succeeding the date of this Agreement and during the period mentioned in Section 5(c) below, as many copies of the Offering Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as the Representatives may reasonably request.

                  (b) The Company and the Guarantor shall not amend or supplement the Offering Memorandum without the prior written consent of the Representatives, which shall not be unreasonably withheld or delayed and the Company and the Guarantor shall not file any document under the Exchange Act that is incorporated by reference in the Offering Memorandum unless, prior to such proposed filing, they have furnished the Representatives with a copy of such document for review by the Representatives and the Representatives have not reasonably objected to the filing of such document. The Company or the Guarantor, as the case may be, shall promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Offering Memorandum shall have been filed with the Commission.

                  (c) If, at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, forthwith to notify the Representatives of such event or condition and prepare and furnish, at its own expense, to the Initial Purchasers and such other persons as the Initial Purchasers may reasonably request, either amendments or supplements to the Offering Memorandum (in such quantities as the Initial Purchasers may reasonably request) so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

                  (d) The Company and Guarantor shall endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and promptly advise the Initial Purchasers of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening-of any proceeding for such purpose.

                  (e) The Company and Guarantor shall not, and shall not permit any of their Affiliates to, resell any Securities that have been acquired by any of them, except, in the case of a Controlled Affiliate, until the earlier of (i) the consummation of the Exchange Offer and
         (ii) the declaration of effectiveness of a Shelf Registration Statement pursuant to the Registration Rights Agreement.

                  (f) Neither the Company, nor the Guarantor, nor any of their respective Affiliates, nor any person acting on behalf of any of the foregoing, will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (g) Neither the Company, nor the Guarantor, nor any of their respective Affiliates, nor any person acting on behalf of any of the foregoing, will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Company and the Guarantor will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, to provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (i) Neither the Company, nor the Guarantor, nor any of their respective Affiliates, nor any person acting on behalf of any of the foregoing, will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (j) To cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (k) During the period beginning at the Execution Time and continuing until the date which is thirty (30) days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Representatives.

                  (l) Not to take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or the Guarantor to facilitate the sale or resale of the Securities.

                  (m) In connection with any disposition of Securities pursuant to a transaction made in compliance with paragraph 6 of Exhibit A, the Company and the Guarantor will reissue certificates evidencing such Securities without the legend referred to in paragraph 5 of Exhibit A (provided, in the case of a transaction made in compliance with paragraph 6(f) of Exhibit A, that the legal opinion referred to therein so permits).

                  (n) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Company's and the Guarantor's obligations under this Agreement, including:

                           (i) the fees, disbursements and expenses of the
                  Company's and Guarantor's counsel and the Company's and Guarantor's accountants in connection with the registration and delivery of the Securities under the Act and all other fees or expenses in connection with the preparation of the Offering Memorandum and amendments and supplements or amendments to either of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchasers and dealers, in the quantities hereinabove specified,

                           (ii) all costs and expenses related to the transfer
                  and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon (but excluding any transfer taxes on resale of any of the Securities by the Initial Purchasers),

                           (iii) the cost of printing or producing any Blue Sky
                  or legal investment memorandum in connection with the offer and sale of the Securities under state law and all expenses in connection with the qualification of the Securities for offer and sale under state law as provided in Section 5(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum,

                           (iv) the fees and disbursements of the Company's and
                  Guarantor's counsel and accountants and of the Trustee and its counsel,

                           (v) any fees charged by the rating agencies for the
                  rating of the Securities,

                           (vi) the costs and expenses of the Company and the
                  Guarantor relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and the Guarantor and any such consultants, and the cost of any aircraft chartered in connection with the road show, and

                           (vii) all other costs and expenses incident to the
                  performance of the obligations of the Company and the Guarantor hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 6 entitled "Indemnity and Contribution", and the last paragraph of Section 8 below, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, and any advertising expenses connected with any offers they may make.

                  6.  INDEMNITY AND CONTRIBUTION.

                  (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or amendment or supplement thereto (if the Company or the Guarantor shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, and each person, if any, who controls the Company or the Guarantor, respectively, within the meaning of either Section 15 of the Act or
         Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Offering Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 6(a) or 6(b), such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
         (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 6(a) above, and by the Company, in the case of parties indemnified pursuant to Section 6(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company and the Guarantor on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover of the Offering Memorandum, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Company and the Guarantor on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

                  (e) The Company, the Guarantor and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company and the Guarantor contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or the Company or the Guarantor, or their respective officers or directors or any person controlling the

         Company or the Guarantor, respectively, and (iii) acceptance of and payment for any of the Securities.

                  7. TERMINATION. This Agreement shall be subject to termination by notice given by the Representatives to the Company, if (a) after the execution and delivery of the Purchase Agreement and prior to the Closing Date
(i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or the Guarantor shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses 7(a)(i) through 7(a)(iv), such event, individually or together with any other such event, makes it, in the judgment of the Representatives, impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

                  8. DEFAULTING INITIAL PURCHASERS. If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the amount of Securities set forth opposite their respective names in the Purchase Agreement bears to the aggregate amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities and the aggregate amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser, the Company or the Guarantor. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

                  If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement, the Company and the Guarantor will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

                  9. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Controlled Affiliate" means any person or entity that is directly, or indirectly through one or more intermediaries, controlled by the Company, the Guarantor, or both.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer" shall have the meaning ascribed thereto by the Registration Rights Agreement.

                  "Execution Time" shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Gaming Laws" means any foreign, federal, state or local law and the rules and regulations thereunder and any similar laws and regulations governing any aspect of legalized gambling in any foreign, federal, state or local jurisdiction in which the Company or the Guarantor or any of their respective subsidiaries conducts business.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Regulation D" shall mean Regulation D under the Act.

                  "Regulation S" shall mean Regulation S under the Act.

                  "Shelf Registration Statement" shall have the meaning ascribed thereto by the Registration Rights Agreement.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  12. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                        Harrah's Operating Company, Inc.
                          Harrah's Entertainment, Inc.

                                  $500,000,000

                          7.125% Senior Notes due 2007

                               PURCHASE AGREEMENT




                                                              New York, New York
                                                                    June 7, 2001

Salomon Smith Barney Inc.
Commerzbank Capital Markets Corp.
         As Representatives of the Initial Purchasers

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Harrah's Operating Company, Inc., a Delaware corporation (the "Company") proposes to issue and sell to the several parties named below (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, $500,000,000 principal amount of its 7.125% Senior Notes due 2007, payment of principal, interest and premium, if any, in respect of which notes are to be guaranteed by Harrah's Entertainment, Inc., a Delaware corporation (the "Guarantor"; such notes, together with such guarantee, the "Securities"). The Securities are to be issued under an indenture (the "Indenture"), to be dated as of June 14, 2001, among the Company, the Guarantor and Firstar Bank, N.A., as trustee (the "Trustee"). The Securities have the benefit of a registration rights agreement (the "Registration Rights Agreement"), dated as of June 14, 2001, among the Company, the Guarantor and the Initial Purchasers, pursuant to which the Company and the Guarantor have agreed to register the Securities under the Act, subject to the terms and conditions therein specified. The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

                  In connection with the sale of the Securities, the Company and the Guarantor have prepared a final offering memorandum, dated June 7, 2001 (including any and all exhibits thereto and any information incorporated by reference therein, the "Offering Memorandum"). The Offering Memorandum sets forth certain information concerning the Company, the Guarantor and the Securities. Unless stated to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the Execution Time and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time. The Company hereby confirms that it has authorized the use of the Offering Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers.

                  To the extent there are no additional parties listed in the table below other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 9 of Annex I hereto. Unless stated to the contrary, any references herein to the terms "amend", "amendment" or "supplement" with respect to the Offering Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time which is incorporated by reference therein.

                  Subject to the terms and conditions, and in reliance upon the representations and warranties, set forth or incorporated by reference herein, the Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth below opposite its name at a purchase price of 98.949% of the principal amount of Securities, plus accrued interest, if any, from June 14, 2001 to the date of payment and delivery:


                                                                                              PRINCIPAL AMOUNT OF
                                                                                                  SECURITIES
          INITIAL PURCHASERS                                                                    TO BE PURCHASED
          ------------------                                                               --------------------------
Salomon Smith Barney Inc...............................................                             US$252,500,000.00
Commerzbank Capital Markets Corp.......................................                                147,500,000.00
Banc of America Securities LLC.........................................                                 15,000,000.00
Fleet Securities, Inc. ................................................                                 15,000,000.00
Wells Fargo Brokerage Services, LLC....................................                                 15,000,000.00
Credit Suisse First Boston Corporation.................................                                 10,000,000.00
Deutsche Banc Alex. Brown Inc. ........................................                                 10,000,000.00
SG Cowen Securities Corporation........................................                                 10,000,000.00
CIBC World Markets Corp................................................                                  5,000,000.00
Credit Lyonnais Securities (USA) Inc. .................................                                  5,000,000.00
Scotia Capital (USA) Inc.  ............................................                                  5,000,000.00
Bear, Stearns & Co. Inc................................................                                  2,500,000.00
Goldman, Sachs & Co. ..................................................                                  2,500,000.00
Jefferies & Co., Inc...................................................                                  2,500,000.00
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated......................................                                  2,500,000.00
                                                                                           --------------------------
         Total.........................................................                             US$500,000,000.00

                  The Initial Purchasers will pay for the Securities upon delivery thereof at the offices of Cleary, Gottlieb, Steen & Hamilton, 1 Liberty Plaza, New York, New York at 10:00 a.m. (New York City time) on June 14, 2001, or at such other time, not later than 5:00 p.m. (New York City time) on June 14, 2001, as shall be designated by the Representatives. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

                  The Securities shall have the terms set forth in the Offering Memorandum dated June 7, 2001, including the following:

                               TERMS OF SECURITIES

Maturity Date:                          June 1, 2007

Interest Rate:                          7.125%

Optional Redemption:                    Make Whole Call at TSY + 30 basis points

Interest Payment Dates:                 Each June 1 and December 1, commencing
                                        December 1, 2001

Closing Date:                           June 14, 2001

                  All provisions contained in the Annex I hereto, entitled "Purchase Agreement General Provisions," are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such document is otherwise defined herein, the definition set forth herein shall control.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Guarantor and the several Initial Purchasers.

                                      Very truly yours,


                                      HARRAH'S OPERATING COMPANY, INC.


                                      By: /s/ STEPHEN H. BRAMMELL
                                         ---------------------------------------
                                           Name:  Stephen H. Brammell
                                           Title: Senior Vice President


                                      HARRAH'S ENTERTAINMENT, INC.


                                      By: /s/ STEPHEN H. BRAMMELL
                                         ---------------------------------------
                                           Name:  Stephen H. Brammell
                                           Title: Senior Vice President

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Commerzbank Capital Markets Corp.

By: Salomon Smith Barney Inc.


By: /s/  EVAN LADOUCEUR
   --------------------------------------------------
         Name:  Evan Ladouceur
         Title: Director

For themselves and the other several Initial
Purchasers named in the foregoing Agreement.

                                                                       EXHIBIT A


         NON-DISTRIBUTION LETTER FOR INSTITUTIONAL ACCREDITED INVESTORS

                                                         _____________ ___, 2001


Salomon Smith Barney Inc.
Commerzbank Capital Markets Corp.
         As Representatives of the Initial Purchasers

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Harrah's Entertainment, Inc.
Harrah's Operating Company, Inc.
One Harrah's Court
Las Vegas, Nevada 89119


Re:      Purchase of  $                  principal amount
         of 7.125% Senior Notes Due 2007 (the "Securities")
         OF HARRAH'S OPERATING COMPANY, INC. (THE "COMPANY")(1)

Ladies and Gentlemen:

                  In connection with our purchase of the Securities we confirm that:

                  1. We understand that the Securities are not being and will not be registered under the Securities Act of 1933, as amended (the "Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Act.

                  2. We acknowledge that (a) neither the Company, nor the Guarantor, nor the Initial Purchasers (as defined in the Offering Memorandum dated June 7, 2001 relating to the Securities (the "Offering Memorandum")) nor any person acting on behalf of the Company, the Guarantor or the Initial Purchasers has made any representation to us with respect to the Company, the Guarantor or the offer or sale of any Securities; and (b) any information we desire concerning the Company, the Guarantor and the Securities or any other matter relevant to our decision to purchase the Securities (including a copy of the Offering Memorandum) is or has been made available to us.





------------------------
1       Each U.S. purchaser, or account for which each U.S. purchaser is acting, should purchase at least $250,000 of Securities.

                  3. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are (or any account for which we are purchasing under paragraph 4 below is) an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the
Act) able to bear the economic risk of investment in the Securities.

                  4. We are acquiring the Securities for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

                  5. We understand that (a) the Securities will be in registered form only and that any certificates delivered to us in respect of the Securities will bear a legend substantially to the following effect:

                  "These Securities have not been registered under the Securities Act of 1933. Further offers or sales of these Securities are subject to certain restrictions, as set forth in the Offering Memorandum dated June 7, 2001 relating to these Securities."

                  and (b) the Company and the Guarantor have agreed to reissue such certificates without the foregoing legend only in the event of a disposition of the Securities in accordance with the provisions of paragraph 6 below (provided, in the case of a disposition of the Securities in accordance with paragraph 6(f) below, that the legal opinion referred to in such paragraph so permits), or at our request at such time as we would be permitted to dispose of them in accordance with paragraph 6(a) below.

                  6. We agree that in the event that at some future time we wish to dispose of any of the Securities, we will not do so unless such disposition is made in accordance with any applicable securities laws of any state of the United States and:

                  (a) the Securities are sold in compliance with Rule 144(k) under the Act; or

                  (b) the Securities are sold in compliance with Rule 144A under the Act; or

                  (c) the Securities are sold in compliance with Rule 904 of Regulation S under the Act; or

                  (d) the Securities are sold pursuant to an effective registration statement under the Act; or

                  (e) the Securities are sold to the Company; or

                  (f) the Securities are disposed of in any other transaction that does not require registration under the Act, and we theretofore have furnished to the Company or its designee an opinion of counsel experienced in securities law matters to such effect or such other documentation as the Company or its designee may reasonably request.

                                             Very truly yours,


                                             By
                                                --------------------------------
                                                     (Authorized Officer)

                                                                       EXHIBIT B

                       SELLING RESTRICTIONS FOR OFFERS AND
                         SALES OUTSIDE THE UNITED STATES

                  (1)(a) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 3(a)(i) or (ii) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and June 14, 2001, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S."

                  (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

                  (c) Terms used in this section have the meanings given to them by Regulation S.

                  (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
(ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986, as amended, of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, as amended, or is a person to whom the document may otherwise lawfully be issued or passed on.

                                      B-2